SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   __________

      Date of Report (Date of earliest event reported):  November 17, 2000



                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    000-28034
                                   (Commission
                                  File Number)


      Massachusetts                                     04-3186647
     ---------------                                 ---------------
     (State or other                                (IRS Employer
     jurisdiction of                                Identification No.)
     incorporation)

                               78E Olympia Avenue
                                Woburn, MA  01801
                                -----------------
               (Address of principal executive offices) (Zip Code)


Registrant's  telephone  number,  including  area  code:  (781) 933-4772

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On November 17, 2000, CardioTech International, Inc. ("CardioTech" or the "Company") entered into a Share Purchase Agreement in Respect of Cardiotech International Ltd. (the "Agreement") with Nervation Limited ("Nervation"). This Agreement provides for the purchase of all the issued and outstanding ordinary shares (the "Shares") of Cardiotech International, Ltd. ("LTD") by Nervation from CardioTech for total cash consideration of $7,000,000. The Company obtained stockholder approval for the sale of the Shares on October 26, 2000.

     The following is a partial description of the terms and conditions of the Agreement. The Company agreed:

          1.   To transfer all the Shares of LTD to Nervation;

          2. To extend the right to Nervation the use of the name "CardioTech" and/or any similar imitations thereof for a period of not less than five (5) years;

          3. To transfer legal title to all assets used by LTD in connection with manufacturing, marketing, development and exploration of the access and peripheral grafts (the "Business");

          4. To grant an exclusive worldwide license to manufacture the specific formulation of Chronoflex RC for the Business in certain events including business interruption, sale, merger or acquisition of the Company and/or the inability of the Company to furnish the Chronoflex RC to LTD in sufficient quantity and/or consistently and on a reasonable and timely commercial basis;

          5. To grant LTD the option to become the exclusive distributor of the Company's CardioPass Coronary Artery Bypass Graft ("CABG") in Europe. If LTD exercises this option, it agreed to fund up to $3,000,000 to perform European clinical trials to obtain CE Marking.

          6. To enter into a covenant by the Company not to compete with Nervation in the manufacturing, marketing, development and exploitation of the access and peripheral grafts currently used in the Business, including the Vasculink Vascular Access Graft and the Myolink Arterial Bypass Graft; and

          7. To assign all Trademarks and Intellectual Property used in connection with the Business and assets being transferred to Nervation.

          8. To purchase CABG grafts from LTD. LTD agreed to supply the Company with such grafts. This is subject to the Company's ability to obtain another supplier and to obtain the transfer of the technology.

     In exchange for the above referenced terms and conditions the Company will receive and/or maintain the following as consideration for consummating said transaction:

          1.   A cash payment of $7,000,000;

          2. The exclusive, worldwide right to the CABG and a covenant from Nervation not to compete directly or indirectly with the CABG product utilizing ChronoFlex technology;

          3. The release of certain obligations and guarantee with respect to certain debts and obligations of LTD; and

          4. An advance payment of $200,000 for ChronoFlex RC to be sold to LTD.

     As a result of this transaction, the Company received gross proceeds of $7,200,000. In connection with the transaction, the Company repayed approximately $2,033,000 of 7% senior convertible notes held by Dresdner Kleinwort Benson Private Equity Partners LP, including all accrued interest and redemption premiums. Per the Agreement, the Company was also required to place in escrow, for a period of eighteen months from the date of the Agreement, $700,000 of the gross proceeds to fulfill certain indemnification provisions. The Company incurred transaction related costs of approximately $250,000.

     The description contained herein of the transaction is qualified in its entirety by reference to the Share Purchase Agreement and related agreements to the transaction (Exhibit 2.1), and a copy of CardioTech's press release announcing the consummation of the transaction (Exhibit 99.1), copies of which are attached hereto and incorporated herein by reference.

ITEM 7.     PRO  FORMA  FINANCIAL  INFORMATION  AND  EXHIBITS

            (a)     Pro  forma  financial  information.
                    ----------------------------------

The pro forma condensed consolidated balance sheet of CardioTech International, Inc. ("CardioTech" or the "Company") as of September 30, 2000, reflects the financial position of the Company after giving effect to the sale of all of the ordinary shares of CardioTech International Ltd ("LTD") and assumes the sale was consummated as of September 30, 2000. The pro forma condensed consolidated statements of operations for the fiscal year ended March 31, 2000 and the six months ended September 30, 2000 assumes the sale was consummated as of April 1, 1999 and are based on the operations of the Company for the year ended March 31, 2000 and the six months ended September 30, 2000, respectively.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the date presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical financial statements and related notes.

The unaudited pro forma Balance Sheet of the Company as of September 30, 2000, as if the contemplated sale of LTD occurred on September 30, 2000, is as follows:

                                                            HISTORICAL        PRO FORMA ADJUSTMENTS             PRO FORMA
                                                            CARDIOTECH        LTD          OTHER               CARDIOTECH
                                                                (1)           (2)
ASSETS
Current Assets:
  Cash and cash equivalents                                $  1,279,000   $     6,000   $ 4,787,000      (3)  $ 6,060,000
  Accounts receivable -- trade                                  180,000        35,000        66,000      (4)      211,000
  Accounts receivable -- other                                  364,000         4,000                             360,000
  Inventory                                                     116,000        55,000                              61,000
  Prepaid expenses                                              122,000        23,000                              99,000
                                                           -------------  ------------  ------------          ------------
    Total Current Assets                                      2,061,000       123,000     4,853,000             6,791,000

Property and equipment, net                                     504,000       182,000                             322,000
Other non-current assets                                      1,060,000       103,000                             957,000
                                                           -------------  ------------  ------------          ------------

Total Assets                                               $  3,625,000   $   408,000   $ 4,853,000           $ 8,070,000
                                                           =============  ============  ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                         $    565,000        86,000                             479,000
  Accrued expenses                                              539,000       365,000        88,000      (4)      262,000
  Intercompany payable to Cardiotech International, Inc.              -     2,864,000     2,864,000      (5)            -
  Deferred revenue                                                    -             -       200,000      (6)      200,000
  15% convertible subordinated notes due 2000                   527,000       527,000                                   -
                                                           -------------  ------------                        ------------
    Total Current Liabilities                                 1,631,000     3,842,000     3,152,000               941,000

7% convertible senior notes due 2003                          2,339,000             -    (1,974,000)              365,000
                                                           -------------  ------------  ------------          ------------

    Total Liabilities                                         3,970,000     3,842,000     1,178,000             1,306,000
                                                           -------------  ------------  ------------          ------------

Stockholders' Equity (Deficit):
  Common stock                                                   85,000             -                              85,000
  Additional paid-in capital                                 14,516,000     1,658,000     1,658,000      (7)   14,516,000
  Accumulated deficit                                       (14,818,000)   (5,046,000)    2,085,000   (7)(8)   (7,687,000)
  Notes receivable from officers                               (150,000)            -                            (150,000)
  Accumulated other comprehensive income (loss)                  22,000       (46,000)      (68,000)  (4)(9)            -
                                                           -------------  ------------  ------------          ------------
    Total Stockholders' Equity (Deficit)                       (345,000)   (3,434,000)    3,675,000             6,764,000
                                                           -------------  ------------  ------------          ------------

    Total Liabilities and Stockholders' Equity             $  3,625,000   $   408,000   $ 4,853,000           $ 8,070,000
                                                           =============  ============  ============          ============

          (1) Unaudited Consolidated Balance Sheet of CardioTech as of September 30, 2000 as reported in the September 30, 2000 Form 10QSB prior to giving affect to the sale of the common stock of LTD.
          (2) To eliminate the Assets, Liabilities and Stockholders' Deficit of LTD as of September 30, 2000.
          (3) Consideration received by CardioTech for the sale of LTD less repayment of 7% convertible senior notes, redemption premium, trade payables and transaction costs as follows:

     Cash received for sale of LTD common stock                     $ 7,000,000
     Advance on Supply Agreement                                        200,000
     Repayment of 7% convertible senior note principal               (1,974,000)
     Repayment of redemption premium on 7% convertible senior note      (59,000)
     Payment of trade payables                                         (130,000)
     Payment of transaction costs                                      (250,000)
                                                                    ------------

        Net cash proceeds                                           $ 4,787,000
                                                                    ============


          (4) Intercompany receivable and payable due from/to LTD eliminated in consolidation.
          (5)  Forgiveness of intercompany debt due to CardioTech by LTD.
          (6) Deferred revenues resulting from advance of $200,000 by the purchaser of LTD to CardioTech in consideration of an obligation by CardioTech to supply certain materials to the purchaser of LTD.
          (7) Elimination of stockholders' equity and accumulated deficit of LTD.
          (8)  Effect of gain on sale of LTD calculated as follows:

                  Purchase price of LTD common stock          $ 7,000,000
                  Less:
                    Net assets of LTD                          (3,434,000)
                    Transaction costs                             250,000
                    Redemption premium                             59,000
                    LTD trade payables                            130,000
                    Write-off of intercompany due CardioTech    2,864,000
                                                              ------------

                        Gain on sale of LTD                   $ 7,131,000
                                                              ============

          (9)  Elimination of cumulative translation adjustment.

The unaudited pro forma condensed consolidated Statement of Operations of the Company for the year ended March 31, 2000, as if the sale of LTD occurred on April 1, 1999, is as follows:

                                               HISTORICAL      PRO FORMA ADJUSTMENTS      PRO FORMA
                                               CARDIOTECH       LTD        OTHER          CARDIOTECH
                                                  (1)           (2)
Revenue:
  Product sales                               $   493,000   $    67,000   $ 38,000  (3)  $   464,000
  Royalties, licenses and grants                1,004,000             -                    1,004,000
                                              ------------  ------------  --------       ------------
                                                1,497,000        67,000     38,000         1,468,000
                                              ------------  ------------  --------       ------------

Operating Expenses:
  Cost of materials                               201,000       103,000     38,000  (4)      136,000
  Research and development                      2,080,000       515,000                    1,565,000
  Selling, general and administrative           2,875,000       471,000                    2,404,000
                                              ------------  ------------  --------       ------------

Total Operating Expenses                        5,156,000     1,089,000     38,000         4,105,000
                                              ------------  ------------  --------       ------------

Loss from Operations                           (3,659,000)   (1,022,000)         -        (2,637,000)
                                              ------------  ------------  --------       ------------

Interest Income and Expense:
  Interest income                                  56,000        19,000                       37,000
  Interest expense                               (211,000)      (71,000)   134,000  (5)       (6,000)
                                              ------------  ------------  --------       ------------
                                                 (155,000)      (52,000)   134,000            31,000
                                              ------------  ------------  --------       ------------

Net Loss                                       (3,814,000)   (1,074,000)   134,000        (2,606,000)

Other Comprehensive Income (Loss):
  Foreign currency translation adjustments        (12,000)            -     12,000  (6)            -
                                              ------------  ------------  --------       ------------

Comprehensive Loss                            $(3,826,000)  $(1,074,000)  $146,000       $(2,606,000)
                                              ============  ============  ========       ============


Net Loss per Common Share, Basic and Diluted  $     (0.58)                               $     (0.40)
                                              ============                               ============

Shares Used in Computing Net Loss
  per Common Share, Basic and Diluted           6,541,545                                  6,541,545
                                              ============                               ============

          (1) Audited Consolidated Statement of Operations of CardioTech as of March 31, 2000 as reported in the March 31, 2000 Form 10KSB prior to giving affect to the sale of LTD.
          (2)  To eliminate revenues and expenses of LTD for the entire period.
          (3) Intercompany sales made by CardioTech to LTD eliminated in consolidation.
          (4) Intercompany costs of goods associated with sales made by CardioTech to LTD eliminated in consolidation.
          (5) Elimination of interest expense resulting from the redemption of certain 7% convertible senior notes.
          (6)  Elimination of foreign currency translation adjustments.

The unaudited pro forma condensed consolidated Statement of Operations of the Company for the six months ended September 30, 2000, as if the sale of LTD occurred as of April 1, 1999, is as follows:

                                               HISTORICAL     PRO FORMA ADJUSTMENTS      PRO FORMA
                                               CARDIOTECH      LTD        OTHER          CARDIOTECH
                                                  (1)          (2)
Revenue:
  Product sales                               $   466,000   $  61,000   $ 17,000   (3)  $   422,000
  Royalties, licenses and grants                  401,000           -                       401,000
                                              ------------  ----------  ---------       ------------
                                                  867,000      61,000     17,000            823,000
                                              ------------  ----------  ---------       ------------

Operating Expenses:
Cost of sales                                     529,000      92,000     17,000   (4)      454,000
Research and development                          281,000      84,000                       197,000
Selling, general and administrative               910,000     195,000                       715,000
                                              ------------  ----------  ---------       ------------

Total Operating Expenses                        1,720,000     371,000     17,000          1,366,000
                                              ------------  ----------  ---------       ------------

Loss from Operations                             (853,000)   (310,000)         -           (543,000)
                                              ------------  ----------  ---------       ------------

Interest Income and Expense:
Interest income                                    74,000       4,000                        70,000
Interest expense                                 (107,000)    (27,000)    46,000   (5)      (34,000)
                                              ------------  ----------  ---------       ------------
                                                  (33,000)    (23,000)    46,000             36,000
                                              ------------  ----------  ---------       ------------

Net Loss                                         (886,000)   (333,000)    46,000           (507,000)

Other Comprehensive Income (Loss):
  Foreign currency translation adjustments         46,000           -    (46,000)  (6)            -
                                              ------------  ----------  ---------       ------------

Comprehensive Loss                            $  (840,000)  $(333,000)  $      -        $  (507,000)
                                              ============  ==========  =========       ============


Net Loss per Common Share, Basic and Diluted  $     (0.11)                              $     (0.06)
                                              ============                              ============

Shares Used in Computing Net Loss
  per Common Share, Basic and Diluted           8,342,546                                 8,342,546
                                              ============                              ============

          (1) Unaudited condensed consolidated Statement of Operations of CardioTech as of September 30, 2000 as reported in the September 30, 2000 Form 10QSB prior to giving effect to the sale of LTD.
          (2)  To eliminate revenues and expenses of LTD for the entire period.
          (3) Intercompany sales made by CardioTech to LTD eliminated in consolidation.
          (4) Intercompany costs of goods associated with sales made by CardioTech to LTD eliminated in consolidation.
          (5) Elimination of interest expense resulting from the redemption of certain 7% convertible senior notes.
          (6)  Elimination of foreign currency translation adjustments.

     (b)  Exhibits.
          --------

          The  following  exhibits are filed as part of this report  pursuant to
          Item 601 of Regulation S-K:

       Exhibit
       -------
       Number  Description
       ------  -----------

       2.1     Share  Purchase  Agreement  between  the  Company  and  Nervation
               Limited.

       2.2 Option Agreement along with Form of Distribution Agreement between the Company and LTD.

       2.3 Product Development, Supply and Purchase Agreement relating to CABG between the Company and LTD.

       2.4 Supply and Purchase Agreement relating to Chronoflex RC between the Company and LTD.

       99.1    CardioTech's Press Release dated November 21, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 1, 2000                   CARDIOTECH  INTERNATIONAL,  INC.



                                          By:  /s/  Michael  Szycher
                                             -----------------------
                                             Michael  Szycher,  Ph.D.
                                             Chief  Executive  Officer

                                          By:  /s/  David  Volpe
                                             -------------------
                                             David Volpe
                                             Chief Financial Officer

                                          By:  /s/  Thomas  Lovett
                                             ---------------------
                                             Thomas Lovett
                                             Corporate Controller

                                  EXHIBIT INDEX

       Exhibit
       -------
       Number  Description
       ------  -----------

       2.1     Share  Purchase  Agreement  between  the  Company  and  Nervation
               Limited.

       2.2 Option Agreement along with Form of Distribution Agreement between the Company and LTD.

       2.3 Product Development, Supply and Purchase Agreement relating to CABG between the Company and LTD.

       2.4 Supply and Purchase Agreement relating to Chronoflex RC between the Company and LTD.

       99.1    CardioTech's Press Release dated November 21, 2000.